Financial instruments (Details 1) - BRL (R$) R$ in Millions	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial Instruments
Cash and cash equivalents	R$ 3,751	R$ 8,274
Trade receivables	417	832
Financial instruments – Fair value hedge	(58)	17
Borrowings, financing and debentures	(5,805)	(9,045)
Net financial debt	(1,695)	78
Shareholders’ equity	R$ (13,733)	R$ (16,380)	R$ (16,807)	R$ (13,548)
Net debt to equity ratio	12.00%	5.00%